UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: July 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / JULY 31, 2009

Legg Mason Partners

Strategic Income Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason Western Asset Strategic Income Fund. There will be no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during the twelve-month reporting period ended July 31, 2009, there were indications that the worst may be over. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. The economic contraction accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the news was relatively better during the second quarter, as the preliminary estimate for GDP was a 1.0% decline. The economy’s more modest contraction was due, in part, to smaller declines in both exports and increased business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately 6.7 million jobs have been shed and we have experienced nineteen consecutive months of job losses. In addition, the unemployment rate remains high, reported as 9.4% in July 2009.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable and sales of single-family homes increased for the third consecutive month in June 2009. In addition, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and job losses in July 2009 were the lowest monthly amount since August 2008.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its August 2009 meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Legg Mason Partners Strategic Income Fund	I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended July 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. When the period began, two- and ten-year Treasury yields were 2.52% and 3.99%, respectively. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on January 31, 2009, two- and ten-year Treasury yields were 0.94% and 2.87%,

II	Legg Mason Partners Strategic Income Fund

respectively. During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.13% and 3.52%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the twelve-month period ended July 31, 2009, the Barclays Capital U.S. Aggregate Indexiv returned 7.85%.

The high-yield bond market produced positive results for the twelve months ended July 31, 2009. After generating extremely poor results from September through November 2008, the asset class posted positive returns during seven of the last eight months of the reporting period. This strong rally was due to a variety of factors, including signs that the frozen credit markets were thawing, some modestly better economic data and increased demand from investors searching for higher yields. All told, over the twelve months ended July 31, 2009, the Citigroup High Yield Market Indexv returned 4.23%.

After falling sharply in September and October 2008, emerging market debt prices rallied sharply — posting positive returns during eight of the last nine months of the reporting period. This was triggered by firming and, in some cases, rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended July 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 4.24%.

Special shareholder notices

Effective September 11, 2009, the Fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Carl L. Eichstaedt, Mark S. Lindbloom, Michael C. Buchanan and Keith J. Gardner. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Fund and are employed by Western Asset Management Company. Messrs. Leech, Walsh, Lindbloom, Buchanan and Gardner have been portfolio managers of the Fund since February 10, 2006, and Messrs. Moody and Eichstaedt became portfolio managers of the Fund on May 17, 2007. The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team and their focus is on portfolio structure, including sector allocation, durationvii weighting and term structure decisions.

Effective November 3, 2008, the Fund’s name changed from Legg Mason Partners Diversified Strategic Income Fund to Legg Mason Partners Strategic Income Fund.

Legg Mason Partners Strategic Income Fund	III

Letter from the chairman continued

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

IV	Legg Mason Partners Strategic Income Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 28, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners Strategic Income Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. The Fund normally invests in a globally diverse portfolio of fixed-income securities, including mortgage- and asset-backed securities, U.S. government obligations, U.S. and foreign corporate debt, including emerging market corporate debt, and sovereign debt, including emerging market sovereign debt, as well as related securities and instruments. We have broad discretion to invest in all types of fixed-income securities and to allocate the Fund’s assets among all segments of the global market for fixed-income securities, with no specific minimum or maximum investment in any one segment. Up to 50% of the Fund’s assets may be invested in below investment grade securities or, if unrated, securities determined to be of comparable quality and up to 20% of its assets may be invested in below investment grade securities (or those determined to be of comparable quality) issued by issuers located in emerging market countries. The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies.

The Fund will invest primarily in intermediate-term securities, although the Fund may invest in securities of any maturity. The effective durationi of the Fund’s portfolio is normally expected to be between three and seven years. In selecting securities, we use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and our own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed-income market. After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market experienced periods of extreme volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)ii monetary policy caused bond prices to fluctuate.

As the reporting period began, we were in the midst of a flight to quality, triggered by the seizing credit markets. Investor risk aversion further

Legg Mason Partners Strategic Income Fund 2009 Annual Report	1

Fund overview continued

intensified from September through November 2008 given the severe disruptions in the global financial markets. At the epicenter of the turmoil was the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, driving their yields down to historically low levels. In contrast, riskier portions of the fixed-income market performed extremely poorly, as spreads in many sectors widened to record high levels.

During the second half of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveiii. This was due to less demand for these securities as risk aversion abated and, with respect to longer-term Treasuries, because of concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. A return to more normal market conditions, including improved liquidity and signs that the economy might be bottoming, caused a sharp rebound in the spread sectors (non-Treasuries). Following their poor performance in the first half of the fiscal year, many of the spread sectors recouped a large portion of their earlier losses over the last six months of the reporting period.

Q. How did we respond to these changing market conditions?

A. We proactively managed the Fund’s portfolio using our fundamental, value-oriented investment philosophy. For example, we reduced our exposure to agency mortgage-backed securities. We felt that these securities were not as attractively valued, as they had sharply rallied due to the Fed’s direct purchase of agencies. In contrast, we increased our exposure to agency debentures. These securities are direct obligations of various government-sponsored enterprises (“GSEs”), with an implicit guarantee from the U.S. government. A portion of our agency debenture holdings included securities that were issued by financial institutions, with the debt being guaranteed by the Federal Deposit Insurance Corporation (“FDIC”).

During the reporting period, we utilized U.S. Treasury, Eurodollar and Euro-Bund futures and options, as well as credit default swaps, interest rate swaps and currency futures. The U.S. Treasury, Eurodollar and Euro-Bund futures and options, as well as the interest rate swaps, were used to tactically adjust the Fund’s interest rate risk and manage its yield curve exposure. In particular, they were used to extend the Fund’s duration longer than that of the Barclays Capital U.S. Aggregate Indexiv, the Fund’s benchmark, and to move out further on the yield curve starting in March 2009. Credit default swaps were used to increase the Fund’s exposure to investment grade bonds. Our currency futures were used to hedge currency risk within the portfolio. Our strategies used for interest rate management had an overall net positive effect on performance. The swaps used to increase our exposure to investment grade bonds did not materially impact the Fund’s performance. Currency futures also contributed to performance in 2009, due to appreciation of the euro, the British pound and the Australian dollar versus the U.S. dollar.

2	Legg Mason Partners Strategic Income Fund 2009 Annual Report

Performance review

For the twelve months ended July 31, 2009, Class A shares of Legg Mason Partners Strategic Income Fund, excluding sales charges, returned 5.28%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 7.85% for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 2.12% over the same time frame.

PERFORMANCE SNAPSHOT as of July 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Strategic Income Fund — Class A Shares	16.57%	5.28%
Barclays Capital U.S. Aggregate Index	4.47%	7.85%
Lipper Multi-Sector Income Funds Category Average[1]	16.02%	2.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned 16.14%, Class C shares returned 16.29% and Class I shares returned 16.71% over the six months ended July 31, 2009. Excluding sales charges, Class B shares returned 4.60%, Class C shares returned 4.78% and Class I shares returned 5.81% over the twelve months ended July 31, 2009. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended July 31, 2009 for Class A, B, C and I shares were 6.34%, 5.98%, 6.16% and 7.02%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated November 25, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.09%, 1.69%, 1.54% and 0.69%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 161 funds for the six-month period and among the 148 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. The Fund’s exposure to the high-yield bond sector was the largest contributor to relative performance during the fiscal year. Spreads in this sector moved to historically wide levels during last year’s financial crisis. Given our fundamental analysis of the situation, we did not abandon the sector, as we believed high-yield spreads had moved to unsustainable levels and did not accurately reflect future default rates. We were rewarded for maintaining our investment discipline, as from December 2008 through the end of the reporting period high-yield bond prices rallied sharply and produced exceptionally strong results. Within the sector, our Financials and Industrials holdings performed particularly well.

Elsewhere, our non-U.S. dollar securities enhanced the Fund’s performance, as did our duration positioning. After remaining fairly neutral versus the benchmark, we extended the Fund’s duration in April 2009. This positioning was beneficial, as rates moved modestly lower through the end of the reporting period.

Q. What were the leading detractors from performance?

A. The Fund’s non-agency mortgage-backed securities performed poorly during the fiscal year and were the largest detractors from relative results. Unlike agency securities, non-agency mortgages did not receive direct support from the government and this negatively impacted their performance.

While our duration positioning was a contributor to performance, our yield curve positioning detracted from results. In particular, we had an overweight to the longer end of the curve (7+ year maturities) and an underweight to the shorter end of the curve.

In addition, our small asset-backed security (“ABS”) exposure negatively impacted performance. Concerns regarding credit card debt, college loans, auto leases and structured products in general dragged down the ABS sector. While the sector rallied somewhat toward the end of the fiscal year, the rally was relatively modest versus other spread sectors.

Thank you for your investment in Legg Mason Partners Strategic Income Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 18, 2009

4	Legg Mason Partners Strategic Income Fund 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2009 were: Financials (20.2%), Mortgage-Backed Securities (14.7%), Energy (11.9%), Utilities (11.4%) and Collateralized Mortgage Obligations (10.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of July 31, 2009 and July 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Partners Strategic Income Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2009 and held for the six months ended July 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	16.57%	$1,000.00	$1,165.70	1.15%	$6.18
Class B	16.14	1,000.00	1,161.40	1.79	9.59
Class C	16.29	1,000.00	1,162.90	1.61	8.63
Class I	16.71	1,000.00	1,167.10	0.82	4.41

[1]	For the six months ended July 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,019.09	1.15%	$5.76
Class B	5.00	1,000.00	1,015.92	1.79	8.95
Class C	5.00	1,000.00	1,016.81	1.61	8.05
Class I	5.00	1,000.00	1,020.73	0.82	4.11

[1]	For the six months ended July 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Partners Strategic Income Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 7/31/09	5.28%	4.60%	4.78%	5.81%
Five Years Ended 7/31/09	3.02	2.43	2.52	3.42
Ten Years Ended 7/31/09	3.77	3.36	3.25	4.14

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 7/31/09	0.78%	0.21%	3.81%	5.81%
Five Years Ended 7/31/09	2.12	2.27	2.52	3.42
Ten Years Ended 7/31/09	3.32	3.36	3.25	4.14

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (7/31/99 through 7/31/09)		44.77%
Class B (7/31/99 through 7/31/09)		39.11
Class C (7/31/99 through 7/31/09)		37.67
Class I ( 7/31/99 through 7/31/09)		50.08

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B, C AND I SHARES OF LEGG MASON PARTNERS STRATEGIC INCOME FUND VS. BARCLAYS CAPITAL U.S. AGGREGATE INDEX† — July 1999 - July 2009

†	Hypothetical illustration of $10,000 invested in Class A, B, C and I shares of Legg Mason Partners Strategic Income Fund on July 31, 1999, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2009. The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners Strategic Income Fund 2009 Annual Report

Schedule of investments

July 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

CORPORATE BONDS & NOTES — 65.4%
CONSUMER DISCRETIONARY — 7.2%
	Auto Components — 0.0%
450,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	$146,250
	Visteon Corp., Senior Notes:
284,000	8.250% due 8/1/10(a)	6,390
718,000	12.250% due 12/31/16(a)(b)	19,745
	Total Auto Components	172,385
	Automobiles — 0.6%
700,000	DaimlerChrysler North America Holding Corp., Notes, 5.875% due 3/15/11	722,071
	General Motors Corp., Senior Debentures:
790,000	8.250% due 7/15/23(a)	120,475
13,435,000	8.375% due 7/15/33(a)	2,116,013
	Total Automobiles	2,958,559
	Diversified Consumer Services — 0.3%
935,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	956,037
245,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	235,813
	Total Diversified Consumer Services	1,191,850
	Hotels, Restaurants & Leisure — 1.0%
710,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	649,650
	El Pollo Loco Inc.:
410,000	Senior Notes, 11.750% due 11/15/13	350,550
90,000	Senior Secured Notes, 11.750% due 12/1/12(b)	94,725
770,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(b)	783,475
1,145,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(a)(d)	469,450
585,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	345,150
	MGM MIRAGE Inc.:
145,000	Notes, 6.750% due 9/1/12	110,925
430,000	Senior Notes, 7.625% due 1/15/17	316,050
	Senior Secured Notes:
185,000	10.375% due 5/15/14(b)	199,337
440,000	11.125% due 11/15/17(b)	486,200
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
75,000	7.125% due 8/15/14	52,875
75,000	6.875% due 2/15/15	52,125

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	11

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	Hotels, Restaurants & Leisure — 1.0% continued
120,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	$92,100
375,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	283,125
165,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 5.384% due 2/1/14(b)(c)	80,025
1,095,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16(a)(d)	333,975
275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(b)	262,625
	Total Hotels, Restaurants & Leisure	4,962,362
	Household Durables — 0.4%
110,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	93,500
1,045,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,047,613
690,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	658,950
	Total Household Durables	1,800,063
	Leisure Equipment & Products — 0.5%
3,054,000	Eastman Kodak Co., Senior Notes, 7.250% due 11/15/13	2,000,370
135,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(b)	143,775
	Total Leisure Equipment & Products	2,144,145
	Media — 3.9%
	Affinion Group Inc.:
1,380,000	Senior Notes, 10.125% due 10/15/13	1,373,100
420,000	Senior Subordinated Notes, 11.500% due 10/15/15	390,600
4,232,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(a)(d)	544,870
1,309,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(a)(d)	1,407,175
780,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(b)	674,700
135,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(a)(d)	675
270,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(a)(d)	1,377
760,000	Charter Communications Inc., Senior Secured Notes, 12.875% due 9/15/14(a)(b)(d)	824,600
35,000	CMP Susquehanna Corp., 4.774% due 5/15/14(b)(c)(d)(e)	14,875
140,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	169,671
	Comcast Corp.:
3,020,000	5.700% due 5/15/18	3,217,931

See Notes to Financial Statements.

12	Legg Mason Partners Strategic Income Fund 2009 Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	Media — 3.9% continued
	Notes:
1,580,000	6.500% due 1/15/15	$1,748,380
20,000	5.875% due 2/15/18	21,525
690,000	Senior Notes, 6.500% due 1/15/17	761,496
	CSC Holdings Inc., Senior Notes:
1,025,000	7.625% due 4/1/11	1,042,937
100,000	6.750% due 4/15/12	100,000
1,840,000	DISH DBS Corp., Senior Notes, 7.750% due 5/31/15	1,853,800
1,035,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(a)	50,456
	News America Inc.:
675,000	Notes, 5.300% due 12/15/14	702,352
	Senior Notes:
690,000	6.200% due 12/15/34	676,866
80,000	6.650% due 11/15/37	83,178
925,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16(a)	60,125
410,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	266,500
615,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	668,862
985,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(b)	1,053,950
185,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18(b)	185,000
	Virgin Media Finance PLC, Senior Notes:
795,000	9.125% due 8/15/16	806,925
270,000	9.500% due 8/15/16	278,100
	Total Media	18,980,026
	Multiline Retail — 0.3%
340,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	380,800
	Neiman Marcus Group Inc.:
1,285,445	Senior Notes, 9.000% due 10/15/15(f)	957,657
280,000	Senior Secured Notes, 7.125% due 6/1/28	222,600
	Total Multiline Retail	1,561,057
	Specialty Retail — 0.1%
550,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	239,250
370,000	Flooring America Inc., Senior Notes, 9.250% due 10/15/07(a)(d)(e)	0
440,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	415,800
	Total Specialty Retail	655,050
	Textiles, Apparel & Luxury Goods — 0.1%
605,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15(b)	635,250
	TOTAL CONSUMER DISCRETIONARY	35,060,747

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	13

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

CONSUMER STAPLES — 0.6%
	Food & Staples Retailing — 0.4%
	CVS Pass-Through Trust, Secured Notes:
344,757	5.880% due 1/10/28	$315,679
1,458,165	6.036% due 12/10/28	1,353,125
	Kroger Co., Senior Notes:
60,000	6.400% due 8/15/17	65,601
90,000	6.150% due 1/15/20	96,259
220,000	Wal-Mart Stores Inc., Notes, 5.800% due 2/15/18	243,296
	Total Food & Staples Retailing	2,073,960
	Food Products — 0.1%
	Dole Food Co. Inc., Senior Notes:
416,000	7.250% due 6/15/10	413,920
50,000	8.875% due 3/15/11	49,875
	Total Food Products	463,795
	Tobacco — 0.1%
400,000	Alliance One International Inc., Senior Notes, 10.000% due 7/15/16(b)	396,000
	TOTAL CONSUMER STAPLES	2,933,755
ENERGY — 11.9%
	Energy Equipment & Services — 0.3%
1,035,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	890,100
150,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	141,000
340,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	351,900
	Total Energy Equipment & Services	1,383,000
	Oil, Gas & Consumable Fuels — 11.6%
2,020,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	2,180,232
540,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	561,855
1,455,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,287,675
320,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	336,000
2,155,000	Chesapeake Energy Corp., Senior Notes, 7.250% due 12/15/18	2,036,475
	Compagnie Generale de Geophysique SA, Senior Notes:
515,000	7.500% due 5/15/15	496,975
310,000	7.750% due 5/15/17	298,375
4,800,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	5,445,552
407,900	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 5.509% due 4/15/10(b)(c)(f)	283,490
500,000	Costilla Energy Inc., Senior Notes, 10.250% due 10/1/06(a)(d)(e)	0
1,620,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32	2,016,850

See Notes to Financial Statements.

14	Legg Mason Partners Strategic Income Fund 2009 Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 11.6% continued
	El Paso Corp.:
	Medium-Term Notes:
500,000	7.375% due 12/15/12	$514,269
4,701,000	7.800% due 8/1/31	4,221,611
12,044,000	7.750% due 1/15/32	10,854,812
4,000,000	Notes, 7.875% due 6/15/12	4,152,704
1,435,000	Senior Subordinated Notes, 7.000% due 6/15/17	1,385,922
670,000	Enterprise Products Operating LLP, Junior Subordinated Notes, 8.375% due 8/1/66(c)	583,632
1,305,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,285,425
200,000	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	205,000
420,000	Gaz Capital SA, Notes, 8.625% due 4/28/34(b)	439,950
370,000	Hess Corp., Notes, 7.300% due 8/15/31	406,936
730,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	554,800
190,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(b)	179,075
	Kerr-McGee Corp., Notes:
1,450,000	6.950% due 7/1/24	1,466,662
660,000	7.875% due 9/15/31	723,218
	Kinder Morgan Energy Partners LP:
20,000	Medium-Term Notes, 6.950% due 1/15/38	21,723
500,000	Notes, 6.750% due 3/15/11	526,947
	Senior Notes:
35,000	7.125% due 3/15/12	37,909
325,000	5.000% due 12/15/13	333,487
20,000	6.000% due 2/1/17	20,604
530,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	506,150
	OPTI Canada Inc., Senior Secured Notes:
640,000	7.875% due 12/15/14	422,400
420,000	8.250% due 12/15/14	279,300
215,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	218,225
1,626,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	1,543,430
260,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	275,275
510,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	531,675
470,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17(b)	404,200
365,000	Plains Exploration & Production Co., Senior Notes, 10.000% due 3/1/16	396,481
435,000	Quicksilver Resources Inc., Senior Notes, 11.750% due 1/1/16	479,044

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	15

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 11.6% continued
890,000	SandRidge Energy Inc., Senior Notes, 9.875% due 5/15/16(b)	$903,350
1,725,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(b)(d)	60,375
905,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	773,775
10,000	Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	10,980
400,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(b)	334,000
650,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	640,250
	Williams Cos. Inc.:
	Notes:
2,000,000	7.125% due 9/1/11	2,100,494
2,725,000	7.875% due 9/1/21	2,969,313
262,000	8.750% due 3/15/32	296,180
50,000	Senior Notes, 7.625% due 7/15/19	53,594
40,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	44,447
	Total Oil, Gas & Consumable Fuels	56,101,103
	TOTAL ENERGY	57,484,103
FINANCIALS — 18.4%
	Capital Markets — 1.9%
4,030,000	Bear Stearns Co. Inc., Senior Notes, 7.250% due 2/1/18	4,525,013
780,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	832,490
350,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	360,249
	Lehman Brothers Holdings Inc., Medium-Term Notes:
1,000,000	4.500% due 7/26/10(a)	177,500
270,000	5.625% due 1/24/13(a)	48,600
520,000	Senior Notes, 6.200% due 9/26/14(a)	92,300
	Morgan Stanley:
	Medium-Term Notes:
410,000	5.625% due 1/9/12	427,104
650,000	0.960% due 10/18/16(c)	563,364
1,975,000	Subordinated Notes, 4.750% due 4/1/14	1,918,276
430,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13(b)	466,980
	Total Capital Markets	9,411,876
	Commercial Banks — 3.4%
470,000	Dexia Credit Local, Notes, 2.375% due 9/23/11(b)	473,711
	Glitnir Banki HF:
	Notes:
1,070,000	6.330% due 7/28/11(a)(b)(d)	219,350
780,000	6.375% due 9/25/12(a)(b)(d)	159,900

See Notes to Financial Statements.

16	Legg Mason Partners Strategic Income Fund 2009 Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	Commercial Banks — 3.4% continued
200,000	Subordinated Bonds, 7.451% due 9/14/16(a)(b)(c)(d)(g)	$120
2,270,000	Subordinated Notes, 6.693% due 6/15/16(a)(b)(c)(d)	1,362
	ICICI Bank Ltd., Subordinated Bonds:
982,000	6.375% due 4/30/22(b)(c)	776,499
870,000	6.375% due 4/30/22(b)(c)	675,696
460,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11(a)(b)(d)	16,100
710,000	Lloyds TSB Bank PLC, Senior Notes, 2.800% due 4/2/12(b)(e)	720,809
1,230,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15(b)(c)(g)	898,866
1,510,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17(b)	1,366,550
220,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16(b)(c)	176,073
2,280,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(b)(c)(g)	1,095,590
5,280,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	5,322,272
4,365,000	Wells Fargo & Co., Notes, 5.300% due 8/26/11	4,593,263
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	81,243
	Total Commercial Banks	16,577,404
	Consumer Finance — 6.5%
450,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	260,448
	Ford Motor Credit Co.:
	Notes:
350,000	7.375% due 10/28/09	349,379
600,000	5.700% due 1/15/10	590,876
1,075,000	7.875% due 6/15/10	1,059,388
150,000	7.000% due 10/1/13	134,248
	Senior Notes:
3,137,000	5.879% due 6/15/11(c)	2,905,646
700,000	9.875% due 8/10/11	693,905
240,000	3.260% due 1/13/12(c)	204,300
210,000	12.000% due 5/15/15	214,307
12,990,000	8.000% due 12/15/16	11,658,746
	GMAC LLC:
1,090,000	Notes, 2.200% due 12/19/12	1,094,120
	Senior Notes:
443,000	7.500% due 12/31/13(b)	380,980
14,847,000	8.000% due 11/1/31(b)	11,506,425

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	17

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	Consumer Finance — 6.5% continued
532,000	Subordinated Notes, 8.000% due 12/31/18(b)	$409,640
	Total Consumer Finance	31,462,408
	Diversified Financial Services — 5.3%
1,280,000	Aiful Corp., Notes, 5.000% due 8/10/10(b)	795,359
800,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17	721,215
665,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(b)	515,375
	Citigroup Funding Inc.:
1,220,000	2.125% due 7/12/12	1,225,485
1,220,000	Notes, 2.250% due 12/10/12	1,224,155
	Citigroup Inc.:
1,820,000	Notes, 6.875% due 3/5/38	1,612,267
300,000	Senior Notes, 5.875% due 5/29/37	238,548
80,000	Subordinated Notes, 6.125% due 8/25/36	60,430
3,070,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(b)	3,043,073
209,934	Emeralds, Notes, 5.593% due 8/4/20(a)(b)(c)(d)(e)	156,401
	General Electric Capital Corp.:
870,000	Medium-Term Notes, 4.125% due 9/1/09	872,454
3,630,000	Senior Notes, 2.125% due 12/21/12	3,629,659
	JPMorgan Chase & Co., Subordinated Notes:
700,000	6.625% due 3/15/12	746,862
5,160,000	5.125% due 9/15/14	5,346,028
1,360,000	5.150% due 10/1/15	1,377,862
890,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16(c)(g)	805,118
405,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	332,100
	TNK-BP Finance SA, Senior Notes:
1,710,000	7.500% due 7/18/16(b)	1,586,025
100,000	7.500% due 7/18/16(b)	93,750
270,000	6.625% due 3/20/17(b)	233,550
100,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15	101,250
960,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	964,800
	Total Diversified Financial Services	25,681,766
	Insurance — 0.0%
260,000	American International Group Inc., Medium-Term Notes, 5.850% due 1/16/18	137,012

See Notes to Financial Statements.

18	Legg Mason Partners Strategic Income Fund 2009 Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	Real Estate Investment Trusts (REITs) — 0.3%
40,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	$26,200
175,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	170,625
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
235,000	6.500% due 6/1/16	222,075
865,000	6.750% due 4/1/17	817,425
	Total Real Estate Investment Trusts (REITs)	1,236,325
	Real Estate Management & Development — 0.2%
169,000	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15(b)(d)(e)	63,375
2,350,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	669,750
	Total Real Estate Management & Development	733,125
	Thrifts & Mortgage Finance — 0.8%
670,000	Countrywide Financial Corp., Subordinated Notes, 6.250% due 5/15/16	627,431
3,920,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	3,175,200
	Total Thrifts & Mortgage Finance	3,802,631
	TOTAL FINANCIALS	89,042,547
HEALTH CARE — 3.6%
	Health Care Providers & Services — 3.6%
140,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	144,900
	DaVita Inc.:
5,000	Senior Notes, 6.625% due 3/15/13	4,938
750,000	Senior Subordinated Notes, 7.250% due 3/15/15	738,750
	HCA Inc.:
70,000	Debentures, 7.500% due 11/15/95	41,938
219,000	Senior Notes, 5.750% due 3/15/14	193,815
	Senior Secured Notes:
1,090,000	9.125% due 11/15/14	1,125,425
1,070,000	9.250% due 11/15/16	1,118,150
6,734,000	9.625% due 11/15/16(f)	7,037,030
2,225,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	2,225,000
3,296,000	Tenet Healthcare Corp., Senior Notes, 7.375% due 2/1/13	3,188,880
	Universal Hospital Services Inc., Senior Secured Notes:
180,000	4.635% due 6/1/15(c)	152,100
135,000	8.500% due 6/1/15(f)	131,625
900,000	US Oncology Holdings Inc., Senior Notes, 7.654% due 3/15/12(c)(f)	769,500

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	19

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	Health Care Providers & Services — 3.6% continued
545,000	US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17(b)	$565,437
	Total Health Care Providers & Services	17,437,488
	Pharmaceuticals — 0.0%
1,430,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(a)(d)	7,150
	TOTAL HEALTH CARE	17,444,638
INDUSTRIALS — 4.9%
	Aerospace & Defense — 0.4%
1,395,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(f)	676,575
3,316	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26(a)(d)(e)(f)	0
1,345,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	1,363,493
	Total Aerospace & Defense	2,040,068
	Airlines — 0.2%
196,813	Continental Airlines Inc., Pass-Through Certificates, 8.312% due 4/2/11	163,355
1,300,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(b)	773,500
	Total Airlines	936,855
	Building Products — 0.3%
1,455,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	1,260,394
175,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	63,875
900,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.093% due 3/1/14	63,000
	Total Building Products	1,387,269
	Commercial Services & Supplies — 1.2%
999,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	1,025,515
850,000	Altegrity Inc., Senior Subordinated Notes, 10.500% due 11/1/15(b)	726,750
825,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	831,187
	RSC Equipment Rental Inc.:
845,000	Senior Notes, 9.500% due 12/1/14	728,813
280,000	Senior Secured Notes, 10.000% due 7/15/17(b)	296,100
2,290,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	2,456,552
	Total Commercial Services & Supplies	6,064,917
	Industrial Conglomerates — 1.7%
360,000	Tyco International Group SA, Senior Notes, 6.375% due 10/15/11	385,249

See Notes to Financial Statements.

20	Legg Mason Partners Strategic Income Fund 2009 Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	Industrial Conglomerates — 1.7% continued
7,730,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	$7,882,297
	Total Industrial Conglomerates	8,267,546
	Machinery — 0.1%
380,000	Terex Corp., Senior Notes, 10.875% due 6/1/16	397,100
	Road & Rail — 0.6%
	Kansas City Southern de Mexico, Senior Notes:
960,000	9.375% due 5/1/12	950,400
490,000	12.500% due 4/1/16(b)	524,300
1,190,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17(b)	1,231,650
	Total Road & Rail	2,706,350
	Trading Companies & Distributors — 0.3%
605,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(b)	523,325
915,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	773,175
1,130,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(b)(d)	418,100
	Total Trading Companies & Distributors	1,714,600
	Transportation Infrastructure — 0.1%
	Swift Transportation Co., Senior Secured Notes:
10,000	8.633% due 5/15/15(b)(c)	4,450
515,000	12.500% due 5/15/17(b)	239,475
	Total Transportation Infrastructure	243,925
	TOTAL INDUSTRIALS	23,758,630
INFORMATION TECHNOLOGY — 0.4%
	IT Services — 0.3%
360,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(f)	275,400
1,230,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	1,266,900
	Total IT Services	1,542,300
	Semiconductors & Semiconductor Equipment — 0.1%
	Freescale Semiconductor Inc.:
50,000	Senior Notes, 8.875% due 12/15/14	33,750
213,000	Senior Subordinated Notes, 10.125% due 12/15/16	110,760
40,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	32,600
	Total Semiconductors & Semiconductor Equipment	177,110
	TOTAL INFORMATION TECHNOLOGY	1,719,410
MATERIALS — 2.0%
	Chemicals — 0.1%
110,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	109,450
245,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	226,625
	Total Chemicals	336,075

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	21

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	Containers & Packaging — 0.0%
750,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(a)(d)(e)	$0
	Metals & Mining — 1.0%
970,000	Evraz Group SA, Notes, 8.875% due 4/24/13(b)	848,750
1,140,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,043,100
486,893	Noranda Aluminium Acquisition Corp., Senior Notes, 6.163% due 5/15/15(c)(f)	262,922
661,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	542,020
	Teck Resources Ltd., Senior Secured Notes:
280,000	9.750% due 5/15/14(b)	312,900
240,000	10.250% due 5/15/16(b)	273,000
470,000	10.750% due 5/15/19(b)	549,313
960,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	972,594
	Total Metals & Mining	4,804,599
	Paper & Forest Products — 0.9%
1,360,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(b)	1,261,400
1,500,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14(d)	562,500
1,375,000	NewPage Corp., Senior Secured Notes, 7.278% due 5/1/12(c)	584,375
140,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.000% due 8/1/14(b)	140,000
2,070,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	2,118,014
	Total Paper & Forest Products	4,666,289
	TOTAL MATERIALS	9,806,963
TELECOMMUNICATION SERVICES — 5.0%
	Diversified Telecommunication Services — 3.3%
600,000	AT&T Inc., Global Notes, 5.500% due 2/1/18	636,468
70,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	46,375
1,450,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	1,554,925
1,780,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(a)(d)(e)	0
370,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(a)(d)	462
2,000,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	2,140,000
231,000	Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16	240,240
2,130,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	2,248,588
855,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	750,262
760,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(b)	775,200

See Notes to Financial Statements.

22	Legg Mason Partners Strategic Income Fund 2009 Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	Diversified Telecommunication Services — 3.3% continued
	Qwest Corp., Senior Notes:
895,000	3.879% due 6/15/13(c)	$845,775
1,190,000	7.500% due 10/1/14	1,192,975
35,000	SBA Telecommunications Inc., Senior Notes, 8.250% due 8/15/19(b)	35,700
1,725,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	1,758,836
970,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	1,021,833
640,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(b)	622,400
90,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(b)	95,850
2,050,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	2,091,000
	Total Diversified Telecommunication Services	16,056,889
	Wireless Telecommunication Services — 1.7%
100,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	104,000
360,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	375,300
	Sprint Capital Corp., Senior Notes:
2,875,000	8.375% due 3/15/12	2,925,313
4,425,000	6.875% due 11/15/28	3,363,000
80,000	8.750% due 3/15/32	69,300
1,590,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(b)	1,415,100
	Total Wireless Telecommunication Services	8,252,013
	TOTAL TELECOMMUNICATION SERVICES	24,308,902
UTILITIES — 11.4%
	Electric Utilities — 2.1%
1,000,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	1,086,493
1,710,000	Exelon Corp., Bonds, 5.625% due 6/15/35	1,525,043
	FirstEnergy Corp., Notes:
240,000	6.450% due 11/15/11	256,148
3,235,000	7.375% due 11/15/31	3,568,121
1,910,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	1,986,400
1,520,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	1,655,016
	Total Electric Utilities	10,077,221
	Gas Utilities — 0.3%
1,525,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,471,625
	Independent Power Producers & Energy Traders — 8.5%
	AES Corp., Senior Notes:
1,330,000	9.375% due 9/15/10	1,366,575

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	23

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 8.5% continued
18,587,000	7.750% due 3/1/14	$18,401,130
590,000	7.750% due 10/15/15	573,775
4,790,000	8.000% due 10/15/17	4,718,150
	Dynegy Holdings Inc.:
25,000	Senior Debentures, 7.125% due 5/15/18	17,312
1,280,000	Senior Notes, 7.750% due 6/1/19	1,025,600
	Edison Mission Energy, Senior Notes:
950,000	7.750% due 6/15/16	802,750
1,480,000	7.200% due 5/15/19	1,128,500
355,000	7.625% due 5/15/27	234,300
9,868,600	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(f)	7,352,107
1,100,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,091,750
2,970,000	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	2,880,900
1,730,000	TXU Corp., Senior Notes, 5.550% due 11/15/14	1,264,338
	Total Independent Power Producers & Energy Traders	40,857,187
	Multi-Utilities — 0.5%
2,400,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	2,585,930
	TOTAL UTILITIES	54,991,963
	TOTAL CORPORATE BONDS & NOTES (Cost — $363,189,414)	316,551,658
ASSET-BACKED SECURITIES — 1.4%
FINANCIALS — 1.4%
	Diversified Financial Services — 0.0%
9,709,091	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(a)(d)(e)	0
	Home Equity — 1.1%
	ACE Securities Corp.:
1,595,014	0.415% due 2/25/31(c)	960,505
746,640	0.455% due 1/25/36(c)	74,591
966,491	Amortizing Residential Collateral Trust, 2.085% due 8/25/32(c)	332,083
670,752	Asset-Backed Securities Corp., Home Loan Equity Trust, 3.138% due 4/15/33(c)	218,256
1,380,821	Countrywide Asset-Backed Certificates, 1.535% due 6/25/34(c)	94,162
19,775	Countrywide Home Equity Loan Trust, 0.638% due 11/15/28(c)	12,207
912,087	First Horizon ABS Trust, 0.445% due 10/25/34(c)	283,239
169,351	Green Tree Financial Corp., 7.070% due 1/15/29	159,760
2,690,000	GSAA Home Equity Trust, 0.555% due 7/25/37(c)(e)	694,590
	GSAMP Trust:
312,313	0.385% due 1/25/36(c)	29,968
1,107,985	0.375% due 5/25/36(c)	114,839

See Notes to Financial Statements.

24	Legg Mason Partners Strategic Income Fund 2009 Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	Home Equity — 1.1% continued
668,445	GSRPM Mortgage Loan Trust, 0.585% due 3/25/35(b)(c)(e)	$333,941
518,543	Indymac Home Equity Loan Asset-Backed Trust, 0.455% due 4/25/36(c)	158,704
4,020,487	Indymac Seconds Asset Backed Trust, 0.415% due 6/25/36(c)	271,911
77,560	Provident Bank Home Equity Loan Trust, 1.065% due 1/25/31(c)	25,992
2,738,644	RAAC Series, 0.535% due 2/25/37(b)(c)	1,279,033
	SACO I Trust:
572,064	0.455% due 3/25/36(c)	81,902
2,987,332	0.415% due 6/25/36(c)	213,019
	Sail Net Interest Margin Notes:
106,424	7.750% due 4/27/33(b)(d)	12
208,430	5.500% due 3/27/34(b)(d)	21
1,963,712	Structured Asset Securities Corp., 0.395% due 2/25/36(b)(c)	194,036
	Total Home Equity	5,532,771
	Manufactured Housing — 0.1%
426,326	Mid-State Trust, 7.340% due 7/1/35	387,619
	Other — 0.0%
9,153,941	Varick Structured Asset Fund Ltd., 2.511% due 11/1/35(b)(c)(d)(e)	0
	Student Loan — 0.2%
1,098,554	SLM Student Loan Trust, 0.494% due 7/25/17(c)	1,095,495
	TOTAL ASSET-BACKED SECURITIES (Cost — $40,146,816)	7,015,885
COLLATERALIZED MORTGAGE OBLIGATIONS — 10.2%
1,554,000	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43	1,464,622
320,579	Banc of America Mortgage Securities, 4.706% due 4/25/35(c)	234,066
1,898,080	Bear Stearns ARM Trust, 5.770% due 2/25/36(c)(e)	1,206,690
675,000	Commercial Mortgage Asset Trust, 7.350% due 1/17/32(c)	709,729
4,406,272	Commercial Mortgage Pass-Through Certificates, 5.447% due 7/16/34(b)	4,512,765
	Countrywide Alternative Loan Trust:
783,831	0.615% due 11/20/35(c)	406,027
724,669	5.438% due 12/25/35(c)	500,484
1,497,757	0.555% due 1/25/36(c)	737,399
647,964	0.585% due 1/25/36(c)	318,038
906,633	0.495% due 7/25/46(c)	431,616
2,050,000	Deutsche Mortgage Securities Inc., 5.127% due 6/26/35(b)(c)	1,345,104
	Downey Savings & Loan Association Mortgage Loan Trust:
509,505	0.499% due 3/19/45(c)	249,108
739,330	2.130% due 3/19/46(c)(e)	254,233
73,836	Federal Home Loan Mortgage Corp. (FHLMC), IO, 11.565% due 6/15/21(d)(h)	1,757

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	25

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

2,199	Federal National Mortgage Association (FNMA), 10.400% due 4/25/19(h)	$2,271
13,700,827	First Union National Bank Commercial Mortgage, IO, 0.564% due 5/17/32(c)(d)	131,440
345,209	GMAC Mortgage Corporation Loan Trust, 5.057% due 9/19/35(c)	275,207
6,386,916	Greenpoint Mortgage Funding Trust, 0.415% due 4/25/47(c)	4,059,150
472,763	GSR Mortgage Loan Trust, 4.369% due 10/25/35(c)	358,177
601,709	Harborview Mortgage Loan Trust, 0.639% due 1/19/35(c)	297,124
515,966	Impac CMB Trust, 0.605% due 8/25/35(c)	250,684
	Indymac Index Mortgage Loan Trust:
485,699	4.513% due 3/25/35(c)	254,506
829,431	0.495% due 5/25/46(c)	400,907
4,867,622	0.485% due 6/25/47(c)	2,366,107
718,656	JP Morgan Mortgage Trust, 4.958% due 8/25/35(c)	553,943
1,190,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43(c)	1,094,501
624,126	Lehman XS Trust, 0.565% due 12/25/35(c)	314,105
3,910,833	Luminent Mortgage Trust, 0.475% due 5/25/46(c)	1,612,002
	MASTR ARM Trust:
1,807,924	5.641% due 11/25/35(b)(c)	809,055
384,223	4.852% due 1/25/36(c)	285,597
3,273,098	0.495% due 4/25/46(c)	1,546,595
1,852,842	Merit Securities Corp., 1.785% due 9/28/32(b)(c)	1,297,607
72,219	Merrill Lynch Mortgage Investors Inc., 4.227% due 12/25/34(c)	66,295
2,740,000	Merrill Lynch Mortgage Trust, 5.656% due 5/12/39(c)	2,470,680
3,998,507	Morgan Stanley Mortgage Loan Trust, 3.981% due 6/25/36(c)(e)	3,277,005
3,917,756	Novastar Mortgage-Backed Notes, 0.475% due 9/25/46(c)	1,720,277
	Residential Accredit Loans Inc.:
1,816,519	5.941% due 1/25/36(c)	988,310
2,011,376	0.645% due 1/25/37(c)	988,376
3,011,490	0.505% due 2/25/46(c)	1,379,493
	Structured Asset Mortgage Investments Inc.:
303,291	4.630% due 8/25/35(c)(e)	153,749
572,495	0.495% due 5/25/36(c)	271,356
4,615,533	0.475% due 7/25/46(c)	1,935,954
739,330	Voyager Dwnys Delaware Trust, 2.130% due 3/20/47(b)(c)(e)	190,823
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
688,813	4.913% due 8/25/35(c)	584,417
296,381	4.823% due 10/25/35(c)	236,942
760,990	5.040% due 12/25/35(c)	568,911
4,066,927	0.555% due 12/25/45(c)	2,385,586

See Notes to Financial Statements.

26	Legg Mason Partners Strategic Income Fund 2009 Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

789,695	0.575% due 12/25/45(c)	$389,268
473,214	0.575% due 12/25/45(c)	245,920
5,100,000	5.837% due 8/25/46(c)	2,792,059
318,090	Wells Fargo Mortgage Backed Securities Trust, 5.242% due 4/25/36(c)	242,470
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $75,331,314)	49,168,507
MORTGAGE-BACKED SECURITIES — 14.7%
	FHLMC — 6.1%
	Federal Home Loan Mortgage Corp. (FHLMC):
403,244	5.376% due 2/1/36(c)(h)	423,185
	Gold:
240	6.000% due 10/1/10(h)	248
44,918	7.000% due 7/1/11 - 8/1/30(h)	48,336
418,338	6.500% due 9/1/31 - 12/1/31(h)	450,681
416,171	5.500% due 11/1/35(h)	432,564
27,600,000	5.000% due 8/13/39(h)(i)	28,225,306
	Total FHLMC	29,580,320
	FNMA — 6.1%
	Federal National Mortgage Association (FNMA):
1,361,374	6.500% due 4/1/15 - 5/1/31(h)	1,467,848
3,547,043	5.500% due 10/1/16 - 8/1/37(h)	3,719,166
7,300,000	5.500% due 8/18/24(h)(i)	7,647,889
1,333,294	7.000% due 8/1/29 - 5/1/32(h)	1,465,971
2,112,223	7.500% due 9/1/29 - 3/1/32(h)	2,349,034
3,588	8.000% due 2/1/31(h)	4,059
8,237,722	6.000% due 4/1/32 - 11/1/37(h)	8,713,482
3,731,782	5.000% due 6/1/35(h)	3,833,710
	Total FNMA	29,201,159
	GNMA — 2.5%
	Government National Mortgage Association (GNMA):
4,900,460	6.500% due 5/15/28 - 8/15/34	5,266,012
1,745,398	7.000% due 3/15/29 - 3/15/32	1,918,849
592,365	7.500% due 1/15/30-9/15/31	662,551
4,200,000	5.000% due 8/20/39(i)	4,312,220
	Total GNMA	12,159,632
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $68,761,965)	70,941,111

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	27

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†		SECURITY	VALUE

SOVEREIGN BONDS — 4.3%
		Brazil — 1.7%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	$539
12,699,000	BRL	10.000% due 7/1/10	6,861,487
2,372,000	BRL	10.000% due 1/1/12	1,244,207
		Total Brazil	8,106,233
		Indonesia — 0.5%
23,046,000,000	IDR	Republic of Indonesia, 11.000% due 9/15/25	2,306,081
		Italy — 1.0%
4,750,000		Region of Lombardy, 5.804% due 10/25/32	4,816,985
		Mexico — 0.7%
		United Mexican States, Medium-Term Notes:
380,000		5.625% due 1/15/17	389,500
2,810,000		6.750% due 9/27/34	2,908,350
		Total Mexico	3,297,850
		Russia — 0.2%
		Russian Federation:
365,000		11.000% due 7/24/18(b)	506,438
745,920		7.500% due 3/31/30(b)	761,584
		Total Russia	1,268,022
		Supranational — 0.2%
875,000		Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	923,198
		TOTAL SOVEREIGN BONDS (Cost — $20,336,716)	20,718,369
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.5%
		U.S. Government Agencies — 2.8%
		Federal Home Loan Bank (FHLB):
		Global Bonds:
950,000		1.625% due 7/27/11	957,761
720,000		1.750% due 8/22/12	716,105
420,000		5.500% due 7/15/36	448,760
950,000		Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes, 3.000% due 7/28/14(h)	959,995
		Federal National Mortgage Association (FNMA):
		Notes:
630,000		5.550% due 2/16/17(h)	641,908
500,000		5.000% due 5/20/24(h)	485,278
820,000		Senior Notes, 5.500% due 9/14/17(h)(j)	824,634
		Subordinated Notes:
2,300,000		6.250% due 2/1/11(h)	2,436,519

See Notes to Financial Statements.

28	Legg Mason Partners Strategic Income Fund 2009 Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
FACE AMOUNT†	SECURITY	VALUE

	U.S. Government Agencies — 2.8% continued
1,460,000	5.250% due 8/1/12(h)	$1,546,401
1,270,000	4.625% due 5/1/13(h)	1,326,297
	Financing Corp. (FICO) Strip:
770,000	Bonds, zero coupon bond to yield 4.650% due 11/2/18	501,999
	Debentures:
220,000	Zero coupon bond to yield 4.448% due 2/8/18	149,721
810,000	Zero coupon bond to yield 4.470% due 5/11/18	544,657
630,000	Zero coupon bond to yield 4.558% due 8/3/18	417,480
350,000	Zero coupon bond to yield 4.558% due 8/3/18	231,933
330,000	Zero coupon bond to yield 4.558% due 8/3/18	218,680
340,000	Zero coupon bond to yield 4.707% due 3/7/19	216,219
110,000	Zero coupon bond to yield 4.727% due 6/6/19	68,812
	Notes:
660,000	Zero coupon bond to yield 4.469% due 4/6/18	445,809
780,000	Zero coupon bond to yield 4.558% due 8/3/18	516,880
40,000	Zero coupon bond to yield 4.848% due 9/26/19	24,486
30,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	32,774
	Total U.S. Government Agencies	13,713,108
	U.S. Government Obligations — 1.7%
	U.S. Treasury Bonds:
800,000	8.750% due 8/15/20	1,147,626
668,000	4.500% due 5/15/38	688,876
1,477,000	3.500% due 2/15/39	1,276,915
1,900,000	4.250% due 5/15/39	1,881,006
	U.S. Treasury Notes:
1,040,000	1.500% due 7/15/12	1,037,403
1,090,000	4.000% due 8/15/18	1,134,367
1,030,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 3.500% due 5/15/18	748,620
	Total U.S. Government Obligations	7,914,813
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $21,504,312)	21,627,921
SHARES
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Household Durables — 0.0%
2,694	Mattress Holding Corp.(d)(e)*	0
CONSUMER STAPLES — 0.0%
	Food Products — 0.0%
24,971	Aurora Foods Inc.(d)(e)*	0

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	29

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND
SHARES	SECURITY	VALUE

INFORMATION TECHNOLOGY — 0.0%
	Computers & Peripherals — 0.0%
2,433	Axiohm Transaction Solutions Inc.(d)(e)*	$0
MATERIALS — 0.0%
	Chemicals — 0.0%
1,025	Georgia Gulf Corp.*	17,724
1	Pliant Corp.(d)(e)*	0
	TOTAL MATERIALS	17,724
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
3,736	McLeodUSA Inc., Class A Shares(d)(e)*	0
19,250	Pagemart Wireless(d)(e)*	193
	TOTAL TELECOMMUNICATION SERVICES	193
	TOTAL COMMON STOCKS (Cost — $32,679)	17,917
CONVERTIBLE PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.1%
	Automobiles — 0.1%
139,850	General Motors Corp., Senior Debentures, Series C, 6.250% due 7/15/33	428,291
MATERIALS — 0.0%
	Chemicals — 0.0%
22,956	Georgia Gulf Corp.	214,676
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $4,053,636)	642,967
ESCROWED SHARES — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Textiles, Apparel & Luxury Goods — 0.0%
375,000	Pillowtex Corp., 9.000% due 12/15/49(d)(e)* (Cost — $0)	0
PREFERRED STOCKS — 0.4%
CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
8,115	CMP Susquehanna Radio Holdings Corp.(b)(e)*	3,449
FINANCIALS — 0.4%
	Consumer Finance — 0.3%
3,711	Preferred Blocker Inc., 7.000%(b)	1,709,031
	Thrifts & Mortgage Finance — 0.1%
92,225	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(c)(h)*	120,815
3,200	Federal National Mortgage Association (FNMA), 7.000%(c)(h)*	7,360
62,800	Federal National Mortgage Association (FNMA), 8.250%(c)(h)*	116,808
	Total Thrifts & Mortgage Finance	244,983
	TOTAL FINANCIALS	1,954,014

See Notes to Financial Statements.

30	Legg Mason Partners Strategic Income Fund 2009 Annual Report

LEGG MASON PARTNERS STRATEGIC INCOME FUND
SHARES	SECURITY	VALUE

UTILITIES — 0.0%
	Electric Utilities — 0.0%
5,200	AES Trust III, 6.750%	$223,600
	TOTAL PREFERRED STOCKS (Cost — $5,424,345)	2,181,063
CONTRACTS
PURCHASED OPTION — 0.0%
23	Eurodollar Futures, Put @ $99.38, expires 9/14/09 (Cost — $1,840)	1,437
WARRANTS — 0.0%
633	Buffets Restaurant Holdings, Expires 4/28/14(d)(e)*	0
9,274	CNB Capital Trust, Expires 3/23/19(b)(e)*	255
1,780	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(b)(d)(e)*	0
250	Jazztel PLC, Expires 7/15/10(b)(d)(e)*	0
200	Leap Wireless International Inc., Expires 4/15/10(b)(d)(e)*	0
	TOTAL WARRANTS (Cost — $140,768)	255
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $598,923,805)	488,867,090
FACE AMOUNT†
SHORT-TERM INVESTMENTS — 7.1%
	U.S. Government Agency — 0.5%
2,635,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.311% - 0.401% due 1/25/10(h)(j)(k) (Cost — $2,629,819)	2,631,733
	U.S. Government Obligation — 2.2%
10,500,000	U.S. Treasury Bills, 0.170% due 10/29/09(k) (Cost — $10,495,600)	10,495,684
	Repurchase Agreement — 4.4%
21,235,000	Morgan Stanley tri-party repurchase agreement dated 7/31/09, 0.150% due 8/3/09; Proceeds at maturity — $21,235,265; (Fully collateralized by various U.S. government agency obligations, 3.250% to 5.050% due 6/11/14 to 2/20/29; Market value — $21,784,733) (Cost — $21,235,000)	21,235,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $34,360,419)	34,362,417
	TOTAL INVESTMENTS — 108.1% (Cost — $633,284,224#)	523,229,507
	Liabilities in Excess of Other Assets — (8.1)%	(39,154,296)
	TOTAL NET ASSETS — 100.0%	$484,075,211

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	The coupon payment on these securities is currently in default as of July 31, 2009.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2009.

(d)	Illiquid security.

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	31

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $636,867,798.

Abbreviations used in this schedule:
ARM	—Adjustable Rate Mortgage
BRL	—Brazilian Real
GMAC	—General Motors Acceptance Corp.
GSAMP	—Goldman Sachs Alternative Mortgage Products
IDR	—Indonesian Rupiah
IO	—Interest Only
MASTR	—Mortgage Asset Securitization Transactions Inc.

SCHEDULE OF WRITTEN OPTIONS
CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
23	Eurodollar Futures, Call	9/14/09	$99.25	$15,525
46	Eurodollar Futures, Call	3/15/10	99.00	31,050
23	Eurodollar Futures, Put	9/14/09	99.13	719
41	Eurodollar Futures, Put	9/14/09	99.00	1,025
18	Eurodollar Futures, Put	3/15/10	98.88	10,912
28	Eurodollar Futures, Put	3/15/10	98.75	15,050
24	U.S. Treasury 10-Year Notes Futures, Call	8/21/09	124.00	375
30	U.S. Treasury 10-Year Notes Futures, Call	8/21/09	118.00	22,969
38	U.S. Treasury 10-Year Notes Futures, Call	8/21/09	117.00	41,562
48	U.S. Treasury 10-Year Notes Futures, Call	8/21/09	115.50	106,500
18	U.S. Treasury 10-Year Notes Futures, Put	8/21/09	112.00	844
145	U.S. Treasury 10-Year Notes Futures, Put	8/21/09	116.00	83,828
28	U.S. Treasury 30-Year Bonds Futures, Put	8/21/09	115.00	17,063
46	U.S. Treasury Bonds Futures, Call	8/21/09	120.00	42,406
	TOTAL WRITTEN OPTIONS (Premiums received — $475,871)			$389,828

See Notes to Financial Statements.

32	Legg Mason Partners Strategic Income Fund 2009 Annual Report

Statement of assets and liabilities

July 31, 2009

ASSETS:
Investments, at value (Cost — $633,284,224)	$523,229,507
Foreign currency, at value (Cost — $429,963)	451,033
Cash	92,141
Dividends and interest receivable	7,572,835
Receivable for securities sold	2,937,334
Unrealized appreciation on swaps	1,671,078
Deposits for open swap contracts	1,400,000
Receivable from broker — variation margin on open futures contracts	1,038,372
Receivable for open swap contracts	301,989
Receivable for Fund shares sold	189,338
Premiums paid for open swaps	46,322
Prepaid expenses	31,080
Total Assets	538,961,029
LIABILITIES:
Payable for securities purchased	41,189,303
Payable for Fund shares repurchased	9,246,102
Unrealized depreciation on swaps	1,758,237
Premiums received for open swaps	1,336,122
Written options, at value (premium received $475,871)	389,828
Investment management fee payable	261,934
Distributions payable	180,320
Distribution fees payable	146,850
Trustees’ fees payable	37,716
Payable for open swap contracts	9,836
Accrued expenses	329,570
Total Liabilities	54,885,818
TOTAL NET ASSETS	$484,075,211
NET ASSETS:
Par value (Note 7)	$852
Paid-in capital in excess of par value	788,255,594
Undistributed net investment income	7,075,951
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(200,844,044)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(110,413,142)
TOTAL NET ASSETS	$484,075,211

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	33

Statement of assets and liabilities continued

July 31, 2009

Shares Outstanding:
Class A	63,959,063
Class B	8,338,141
Class C	12,706,728
Class I	147,398
Net Asset Value:
Class A (and redemption price)	$5.68
Class B*	$5.71
Class C*	$5.69
Class I (and redemption price)	$5.70
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.93

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

34	Legg Mason Partners Strategic Income Fund 2009 Annual Report

Statement of operations

For the Year Ended July 31, 2009

INVESTMENT INCOME:
Interest	$40,018,796
Dividends	329,094
Less: Foreign taxes withheld	(39,210)
Total Investment Income	40,308,680
EXPENSES:
Investment management fee (Note 2)	3,187,067
Distribution fees (Notes 2 and 5)	1,797,252
Transfer agent fees (Note 5)	650,619
Legal fees	192,207
Shareholder reports (Note 5)	85,893
Registration fees	68,817
Audit and tax	64,292
Custody fees	52,142
Insurance	11,952
Trustees’ fees	2,236
Miscellaneous expenses	9,523
Total Expenses	6,122,000
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(94,377)
Fees paid indirectly (Note 1)	(244)
Net Expenses	6,027,379
NET INVESTMENT INCOME	34,281,301
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(44,380,683)
Futures contracts	17,911,733
Written options	2,443,057
Swap contracts	1,528,212
Foreign currency transactions	(481,153)
Net Realized Loss	(22,978,834)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(89,480)
Futures contracts	(1,344,060)
Written options	25,542
Swap contracts	474,022
Foreign currencies	(138,277)
Change in Net Unrealized Appreciation/Depreciation	(1,072,253)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(24,051,087)
INCREASE IN NET ASSETS FROM OPERATIONS	$10,230,214

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	35

Statements of changes in net assets

FOR THE YEARS ENDED JULY 31,	2009	2008
OPERATIONS:
Net investment income	$34,281,301	$45,593,757
Net realized loss	(22,978,834)	(6,975,463)
Change in net unrealized appreciation/depreciation	(1,072,253)	(69,519,981)
Increase (Decrease) in Net Assets From Operations	10,230,214	(30,901,687)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(36,486,354)	(47,434,546)
Decrease in Net Assets From Distributions to Shareholders	(36,486,354)	(47,434,546)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	43,572,832	57,429,650
Reinvestment of distributions	33,535,694	32,187,372
Cost of shares repurchased	(183,768,956)	(218,458,475)
Decrease in Net Assets From Fund Share Transactions	(106,660,430)	(128,841,453)
DECREASE IN NET ASSETS	(132,916,570)	(207,177,686)
NET ASSETS:
Beginning of year	616,991,781	824,169,467
End of year*	$484,075,211	$616,991,781
* Includes undistributed net investment income of:	$7,075,951	$3,950,646

See Notes to Financial Statements.

36	Legg Mason Partners Strategic Income Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$5.82	$6.52	$6.64	$6.89	$6.69
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.37	0.40	0.40	0.37	0.38
Net realized and unrealized gain (loss)	(0.12)	(0.68)	(0.10)	(0.23)	0.18
Total income (loss) from operations	0.25	(0.28)	0.30	0.14	0.56
LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.42)	(0.42)	(0.39)	(0.36)
Total distributions	(0.39)	(0.42)	(0.42)	(0.39)	(0.36)
NET ASSET VALUE, END OF YEAR	$5.68	$5.82	$6.52	$6.64	$6.89
Total return[2]	5.28%	(4.66)%	4.41%	2.06%	8.49%
NET ASSETS, END OF YEAR (000s)	$363,290	$438,360	$562,788	$532,121	$585,940
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.12%	1.07%	1.03%[3]	1.01%	1.04%
Net expenses	1.09 [4,5,6]	1.00 [4,5,6]	1.02 [3,4,5]	0.99 [4]	1.01 [4]
Net investment income	7.12	6.32	5.93	5.54	5.54
PORTFOLIO TURNOVER RATE[7]	32%	46%	198%	202%	61%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would both have been 1.02% and 1.01%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.00%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 181%, 307%, 344%, 513% and 368% for the years ended July 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	37

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$5.85	$6.56	$6.68	$6.93	$6.72
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.34	0.36	0.37	0.34	0.35
Net realized and unrealized gain (loss)	(0.12)	(0.69)	(0.11)	(0.24)	0.18
Total income (loss) from operations	0.22	(0.33)	0.26	0.10	0.53
LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.38)	(0.38)	(0.35)	(0.32)
Total distributions	(0.36)	(0.38)	(0.38)	(0.35)	(0.32)
NET ASSET VALUE, END OF YEAR	$5.71	$5.85	$6.56	$6.68	$6.93
Total return[2]	4.60%	(5.39)%	3.85%	1.52%	8.05%
NET ASSETS, END OF YEAR (000s)	$47,642	$74,664	$116,963	$139,363	$232,610
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.76%	1.67%	1.57%[3]	1.54%	1.54%
Net expenses	1.76 [4]	1.67 [4]	1.57 [3,5]	1.53 [5]	1.50 [5]
Net investment income	6.49	5.63	5.38	4.96	5.06
PORTFOLIO TURNOVER RATE[6]	32%	46%	198%	202%	61%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios both would have been 1.55%.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 181%, 307%, 344%, 513% and 368% for the years ended July 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

38	Legg Mason Partners Strategic Income Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$5.83	$6.53	$6.65	$6.90	$6.70
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.34	0.37	0.37	0.34	0.34
Net realized and unrealized gain (loss)	(0.11)	(0.69)	(0.10)	(0.24)	0.18
Total income (loss) from operations	0.23	(0.32)	0.27	0.10	0.52
LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.38)	(0.39)	(0.35)	(0.32)
Total distributions	(0.37)	(0.38)	(0.39)	(0.35)	(0.32)
NET ASSET VALUE, END OF YEAR	$5.69	$5.83	$6.53	$6.65	$6.90
Total return[2]	4.78%	(5.14)%	3.93%	1.54%	7.95%
NET ASSETS, END OF YEAR (000s)	$72,302	$88,052	$122,439	$108,003	$127,225
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.58%	1.52%	1.48%[3]	1.52%	1.55%
Net expenses	1.58 [4]	1.52 [4]	1.48 [3,5]	1.50 [5]	1.52 [5]
Net investment income	6.65	5.79	5.48	5.03	5.03
PORTFOLIO TURNOVER RATE[6]	32%	46%	198%	202%	61%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios both would have been 1.47%.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 181%, 307%, 344%, 513% and 368% for the years ended July 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	39

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS I SHARES[1]	2009	2008		2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$5.83	$6.53		$6.65	$6.90	$6.69
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.41	0.42		0.42	0.39	0.40
Net realized and unrealized gain (loss)	(0.13)	(0.68)		(0.10)	(0.23)	0.19
Total income (loss) from operations	0.28	(0.26)		0.32	0.16	0.59
LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)	(0.44)		(0.44)	(0.41)	(0.38)
Total distributions	(0.41)	(0.44)		(0.44)	(0.41)	(0.38)
NET ASSET VALUE, END OF YEAR	$5.70	$5.83		$6.53	$6.65	$6.90
Total return[2]	5.81%	(4.34)%		4.75%	2.38%	9.01%
NET ASSETS, END OF YEAR (000s)	$841	$15,916		$21,979	$17,820	$130,152
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.72%	0.69%		0.71%[3]	0.67%	0.68%
Net expenses	0.70 [4,5,6]	0.68	[4],5,6	0.69 [3,4,5]	0.67 [4]	0.65 [4]
Net investment income	7.77	6.61		6.24	5.69	5.90
PORTFOLIO TURNOVER RATE[7]	32%	46%		198%	202%	61%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 0.69% and 0.68%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.68%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 181%, 307%, 344%, 513% and 368% for the years ended July 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

40	Legg Mason Partners Strategic Income Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Strategic Income Fund (formerly known as Legg Mason Partners Diversified Strategic Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through September 25, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Legg Mason Partners Strategic Income Fund 2009 Annual Report	41

Notes to financial statements continued

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments:
Corporate bonds & notes	—	$316,317,007	$234,651	$316,551,658
Asset-backed securities	—	7,015,885	0	7,015,885
Collateralized mortgage obligations	—	48,914,274	254,233	49,168,507
Mortgage-backed securities	—	70,941,111	—	70,941,111
Sovereign bonds	—	20,718,369	—	20,718,369
U.S. government & agency obligations	—	21,627,921	—	21,627,921
Common stocks	$17,724	—	193	17,917
Convertible preferred stocks	428,291	214,676	—	642,967
Escrowed Shares	—	—	0	0
Preferred stocks	468,583	1,709,031	3,449	2,181,063
Purchased option	1,437	—	—	1,437
Warrants	—	—	255	255
Total long-term investments	916,035	487,458,274	492,781	488,867,090
Short-term investments:
U.S. government agency	—	2,631,733	—	2,631,733
U.S. government obligation	—	10,495,684	—	10,495,684
Repurchase agreement	—	21,235,000	—	21,235,000
Total short-term investments	—	34,362,417	—	34,362,417
Total investments	916,035	521,820,691	492,781	523,229,507
Other financial instruments:
Written options	(389,828)	—	—	(389,828)
Futures contracts	(385,802)	—	—	(385,802)
Interest rate swaps†	—	1,427,421	—	1,427,421
Credit default swaps on credit indices — sell†	—	(2,804,380)	—	(2,804,380)
Total other financial instruments	(775,630)	(1,376,959)	—	(2,152,589)
Total	$140,405	$520,443,732	$492,781	$521,076,918

†	Values include any premiums paid or received with respect to swap contracts.

42	Legg Mason Partners Strategic Income Fund 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMON STOCKS
Balance as of July 31, 2008	$0	$0	—	$194
Accrued premiums/discounts	32,058	151,550	—	—
Realized gain/(loss)[1]	(502,943)	—	—	(801,675)
Change in unrealized appreciation (depreciation)[2]	453,855	(151,550)	—	801,647
Net purchases/sales	95,280	—	—	27
Transfers in and/or out of Level 3	156,401	—	$254,233	—
Balance as of July 31, 2009	$234,651	$0	$254,233	$193
Net unrealized appreciation (depreciation) for investments in securities still held at July 31, 2009[2]	$(3,457,370)	$(15,533,451)	$(485,097)	$164

INVESTMENTS IN SECURITIES	ESCROWED SHARES	PREFERRED STOCKS	WARRANTS	SOVEREIGN BONDS	TOTAL
Balance as of July 31, 2008	$0	$5	$0	$9,891,106	$9,891,305
Accrued premiums/discounts	—	—	—	—	183,608
Realized gain/(loss)[1]	—	(300)	(201,010)	—	(1,505,928)
Change in unrealized appreciation (depreciation)[2]	—	295	201,010	—	1,305,257
Net purchases/sales	—	3,449	255	—	99,011
Transfers in and/or out of Level 3	—	—	—	(9,891,106)	(9,480,472)
Balance as of July 31, 2009	$0	$3,449	$255	—	$492,781
Net unrealized appreciation (depreciation) for investments in securities still held at July 31, 2009[2]	$0	$0	$(140,513)	—	$(19,616,267)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with

Legg Mason Partners Strategic Income Fund 2009 Annual Report	43

Notes to financial statements continued

respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

44	Legg Mason Partners Strategic Income Fund 2009 Annual Report

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the

Legg Mason Partners Strategic Income Fund 2009 Annual Report	45

Notes to financial statements continued

underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income in the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

46	Legg Mason Partners Strategic Income Fund 2009 Annual Report

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(k) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives — Balance Sheet table that follows the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of July 31, 2009 was $2,935,116. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $1,400,000. If a defined credit event had occurred as of July 31, 2009 the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $32,101,429 less the value of the contracts’ related reference obligations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve

Legg Mason Partners Strategic Income Fund 2009 Annual Report	47

Notes to financial statements continued

one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, in the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic

48	Legg Mason Partners Strategic Income Fund 2009 Annual Report

payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment in the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

As of July 31, 2009, the three-month London Interbank Offered Rate was 0.48%.

(l) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a

Legg Mason Partners Strategic Income Fund 2009 Annual Report	49

Notes to financial statements continued

future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels

50	Legg Mason Partners Strategic Income Fund 2009 Annual Report

of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in structured securities which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	51

Notes to financial statements continued

(q) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(s) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses in the Statement of Operations.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATION NET REALIZED LOSS	PAID-IN CAPITAL
a	—	$94,474,044	$(94,474,044)
b	$5,330,358	(5,330,358)	—

a	Reclassifications are primarily due to the expiration of a capital loss carryover.

b	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed-income securities, losses from mortgage-backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of consent fees and book/tax differences in the treatment of swaps.

52	Legg Mason Partners Strategic Income Fund 2009 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Effective November 3, 2008, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited. Effective November 3, 2008, Western Asset will also pay both Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Singapore and Western Japan.

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A and Class I shares would not have exceeded 1.00% and 0.68%, respectively.

During the year ended July 31, 2009, LMPFA reimbursed the Fund for expenses amounting to $94,377.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This

Legg Mason Partners Strategic Income Fund 2009 Annual Report	53

Notes to financial statements continued

CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2009, LMIS and its affiliates received sales charges of approximately $22,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$34,000	$1,000

*	Amount represents less than $100.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2009, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$64,418,698	$875,726,131
Sales	143,294,509	919,747,515

At July 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,318,493
Gross unrealized depreciation	(126,956,784)
Net unrealized depreciation	$(113,638,291)

54	Legg Mason Partners Strategic Income Fund 2009 Annual Report

At July 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to buy:
90-Day Eurodollar	94	9/09	$23,222,154	$23,383,675	$161,521
90-Day Eurodollar	19	12/09	4,686,198	4,716,275	30,077
90-Day Eurodollar	167	3/10	41,182,289	41,338,763	156,474
90-Day Eurodollar	47	6/10	11,583,137	11,589,025	5,888
90-Day Eurodollar	52	9/10	12,770,934	12,769,900	(1,034)
U.S. Treasury 2-Year Notes	56	9/09	12,140,565	12,128,375	(12,190)
U.S. Treasury 5-Year Notes	754	9/09	87,766,245	86,998,641	(767,604)
U.S. Treasury 30-Year Bonds	255	9/09	30,214,960	30,345,000	130,040
					(296,828)
Contracts to sell:
U.S. Treasury 10-Year Notes	68	9/09	7,886,151	7,975,125	(88,974)
Net unrealized loss on open futures contracts					$(385,802)

At July 31, 2009, the Fund held TBA securities with a total cost of $39,972,718.

During the year ended July 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS/ NOTIONAL AMOUNT	PREMIUMS
Written options, outstanding July 31, 2008	1,391	$913,304
Options written	28,003,585	2,828,668
Options closed	(28,000,897)	(785,450)
Options expired	(3,523)	(2,480,651)
Written options, outstanding July 31, 2009	556	$475,871

At July 31, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION
Interest Rate Swaps:
Barclays Capital Inc.	$13,500,000	3/19/18	3-Month LIBOR	5.000%	$(159,243)	$1,586,664

‡	Percentage shown is an annual percentage rate.

Legg Mason Partners Strategic Income Fund 2009 Annual Report	55

Notes to financial statements continued

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclays Capital Inc. (CDX North America Crossover Index)	$950,000	6/20/12	0.750% quarterly	$(49,108)	$(16,903)	$(32,205)
Barclays Capital Inc. (CDX North America Crossover Index)	1,450,005	12/20/12	1.400% quarterly	(137,325)	(31,005)	(106,320)
Barclays Capital Inc. (CDX North America Crossover Index)	23,200,080	12/20/12	1.400% quarterly	(2,197,205)	(866,233)	(1,330,972)
Barclays Capital Inc. (CDX North America Crossover Index)	1,933,340	12/20/12	1.400% quarterly	(183,101)	(85,762)	(97,339)
Barclays Capital Inc. (CDX North America Crossover Index)	2,513,342	12/20/12	1.400% quarterly	(238,031)	(142,321)	(95,710)
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	554,662	7/25/45	0.180% monthly	(130,346)	(34,655)	(95,691)
Morgan Stanley & Co. Inc. (CDX North America Crossover Index)	1,500,000	6/20/14	5.000% quarterly	130,736	46,322	84,414
Net unrealized depreciation on sales of credit default swaps on credit indices						$(1,673,823)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

56	Legg Mason Partners Strategic Income Fund 2009 Annual Report

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2009.

ASSET DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts[2]	$484,000	—	—	$484,000
Swap contracts[3]	1,427,421	$130,736	—	1,558,157
Total	$1,911,421	$130,736	—	$2,042,157

LIABILITY DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$389,828	—	—	$389,828
Futures contracts[2]	869,802	—	—	869,802
Swap contracts[3]	—	$2,935,116	—	2,935,116
Total	$1,259,630	$2,935,116	—	$4,194,746

[1]

Generally, the balance sheet location for asset derivatives is receivable/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended July 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$938,659	—	—	—	$938,659
Futures contracts	3,105,884	—	—	—	3,105,884
Swap contracts	582,390	—	$398,898	—	981,288
Forward foreign currency contracts	—	$(127,654)	—	—	(127,654)
Total	$4,626,933	$(127,654)	$398,898	—	$4,898,177

Legg Mason Partners Strategic Income Fund 2009 Annual Report	57

Notes to financial statements continued

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$555,105	—	—	—	$555,105
Futures contracts	(4,545,009)	—	—	—	(4,545,009)
Swap contracts	(1,042,059)	—	$1,274,735	—	232,676
Forward foreign currency contracts	—	$69,117	—	—	69,117
Total	$(5,031,963)	$69,117	$1,274,735	—	$(3,688,111)

The Fund had average market values of $696,380, $303,325,487 and $26,531,149 in written options, futures contracts (to buy) and futures contracts (to sell), respectively, average notional balances in interest rate swap contracts of $32,195,600 and 7,740,000EUR, average notional balances of $342,000 and $32,705,003 in credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), respectively, during the year ended July 31, 2009.

As of July 31, 2009, the Fund did not have any open forward foreign currency contracts but had average market values of $1,870,759 and $931,689 in forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively, during the year ended July 31, 2009.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$900,319	$424,047	$62,636
Class B	401,359	134,634	13,525
Class C	495,574	91,486	9,718
Class I	—	452	14
Total	$1,797,252	$650,619	$85,893

For the year ended July 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$93,159
Class I	1,218
Total	$94,377

58	Legg Mason Partners Strategic Income Fund 2009 Annual Report

6. Distributions to shareholders by class

	YEAR ENDED JULY 31, 2009	YEAR ENDED JULY 31, 2008
Net Investment Income:
Class A	$27,283,542	$33,784,354
Class B	3,706,058	5,738,988
Class C	5,024,323	6,546,844
Class I	472,431	1,364,360
Total	$36,486,354	$47,434,546

7. Shares of beneficial interest

At July 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED JULY 31, 2009		YEAR ENDED JULY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	6,253,568	$32,114,475	6,255,677	$39,746,584
Shares issued on reinvestment	4,926,196	25,254,082	3,575,466	22,585,080
Shares repurchased	(22,542,235)	(116,444,449)	(20,808,043)	(131,762,306)
Net decrease	(11,362,471)	$(59,075,892)	(10,976,900)	$(69,430,642)
Class B
Shares sold	817,808	$4,229,565	927,570	$5,919,848
Shares issued on reinvestment	625,985	3,226,244	598,555	3,810,426
Shares repurchased	(5,859,257)	(30,339,540)	(6,601,970)	(42,122,564)
Net decrease	(4,415,464)	$(22,883,731)	(5,075,845)	$(32,392,290)
Class C
Shares sold	995,715	$5,096,690	950,826	$6,062,483
Shares issued on reinvestment	893,404	4,587,741	707,703	4,483,813
Shares repurchased	(4,283,379)	(21,941,490)	(5,296,608)	(33,518,984)
Net decrease	(2,394,260)	$(12,257,059)	(3,638,079)	$(22,972,688)
Class I
Shares sold	425,077	$2,132,102	888,932	$5,700,735
Shares issued on reinvestment	90,592	467,627	206,416	1,308,053
Shares repurchased	(3,098,906)	(15,043,477)	(1,729,224)	(11,054,621)
Net decrease	(2,583,237)	$(12,443,748)	(633,876)	$(4,045,833)

Legg Mason Partners Strategic Income Fund 2009 Annual Report	59

Notes to financial statements continued

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I
Daily 8/31/2009	$0.026673	$0.023718	$0.024797	$0.027328

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$36,486,354	$47,434,546

As of July 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$8,548,150
Capital loss carryforward*	(158,943,966)
Other book/tax temporary differences[a]	(39,788,703)
Unrealized appreciation/(depreciation)[b]	(113,996,716)
Total accumulated earnings/(losses) — net	$(304,181,235)

*

During the taxable year ended July 31, 2009, the Fund utilized $6,426,716 of its capital loss carryover available from prior years. As of July 31, 2009, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
7/31/2010	$(120,890,366)
7/31/2011	(38,053,600)
$(158,943,966)

These amounts will be available to offset any future taxable capital gains.

[a]

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

[b]

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, book/tax differences in the treatment of consent fees and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there

60	Legg Mason Partners Strategic Income Fund 2009 Annual Report

under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On

Legg Mason Partners Strategic Income Fund 2009 Annual Report	61

Notes to financial statements continued

November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

62	Legg Mason Partners Strategic Income Fund 2009 Annual Report

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust,

Legg Mason Partners Strategic Income Fund 2009 Annual Report	63

Notes to financial statements continued

formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

64	Legg Mason Partners Strategic Income Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Strategic Income Fund (formerly Legg Mason Partners Diversified Strategic Income Fund), a series of Legg Mason Partners Income Trust as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Strategic Income Fund as of July 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2009

Legg Mason Partners Strategic Income Fund 2009 Annual Report	65

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Strategic Income Fund (formerly known as Legg Mason Partners Diversified Strategic Income Fund) (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None

66	Legg Mason Partners Strategic Income Fund

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None

Legg Mason Partners Strategic Income Fund	67

Additional information (unaudited) continued

Information about Trustees and Officers

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None

68	Legg Mason Partners Strategic Income Fund

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

Legg Mason Partners Strategic Income Fund	69

Additional information (unaudited) continued

Information about Trustees and Officers

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)
R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee	None

70	Legg Mason Partners Strategic Income Fund

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	137
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)
TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

Legg Mason Partners Strategic Income Fund	71

Additional information (unaudited) continued

Information about Trustees and Officers

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)
DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

72	Legg Mason Partners Strategic Income Fund

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Strategic Income Fund	73

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2009:

Record Date:	Daily	Daily
Payable Date:	August 2008 through December 2008	January 2009 through July 2009
Interest from Federal Obligations	1.78%	0.33%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

74	Legg Mason Partners Strategic Income Fund

Legg Mason Partners Strategic Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management
Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd. in Singapore

Western Asset Management Company Ltd. in Japan

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Co-transfer agents

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01184 9/09 SR09-900

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2008 and July 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,600 in 2008 and $201,170 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2008 and $12,900 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A and Form N-14 filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $26,250 in 2008 and $18,200 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in the paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Income Trust were $7,200 for 2008 and $8,900 for 2009. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for September 21, 2007 and October 10, 2008.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 7, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: October 7, 2009